PRIVATE PLACEMENT SUBSCRIPTION

HCI VIOCARE

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on page 2 of this Subscription Agreement.

2.
If resident in the United States, COMPLETE the Prospective Investor Suitability Questionnaire attached as Appendix 1 to this Subscription Agreement and the Canadian Questionnaire attached as Appendix 2 to this Subscription Agreement.

3.	If resident an international jurisdiction outside of the United States, COMPLETE the Certification of a non-US Subscriber attached as Appendix 2 to this Subscription Agreement only.

4.	COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaire, to the Company at:

HCi Viocare
c/o
Kintyre House, 209 Govan Road
Glasgow, G51 1HJ, Scotland, UK

If you have any questions please contact Nikolaos Kardaras, director, at kardlaw@otenet.gr.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
TO:           HCi Viocare (the “Company”)

Subject and pursuant to the attached “Terms and Conditions” of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:
Shares (the “Securities”)
US$0.12 per Share for a total purchase price of US$
The Subscriber owns, directly or indirectly, the following securities of the Company:
common shares
[Check if applicable] The Subscriber is an affiliate of the Company ☐
The Subscriber directs the Company to issue, register and deliver the certificates representing the Securities as follows:
REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Tax I.D./E.I.N./S.S.N.	Telephone Number

EXECUTED by the Subscriber this                                                                           day of                                , 2017.

WITNESS:	EXECUTION BY SUBSCRIBER:
X
Signature of Witness	Signature of individual (if Subscriber is an individual)
X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)
ACCEPTED and EFFECTIVE this day of , 2017
HCi Viocare	Address of Subscriber (residence)
per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No.:
By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TERMS AND CONDITIONS

1.	Subscription

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of Shares of the Company's common stock (the "Securities") as set out on page 2 of this Subscription Agreement at a price of US$0.12 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Securities.  Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.3 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	Payment

2.1 The Subscription Proceeds must accompany this Subscription and shall be paid to the Company by certified cheque, wire, bank draft or money order.  If the funds are wired to the Company's lawyers, those lawyers are authorized to immediately deliver the funds to the Company without further authorization from the Subscriber.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.3 Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

3.	Questionnaires and Undertaking and Direction

3.1 The Subscriber must complete, sign and return to the Company the following documents:

(a)	One (1) executed copy of this Subscription Agreement;

(b)	the US Questionnaire in the form attached as Appendix 1 if the Subscriber is resident in the United States;

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.	Closing

4.1 Closing of the purchase and sale of the Securities shall be deemed to be effective on such date as may be determined by the Company in its sole discretion (the "Closing Date").  The Subscriber acknowledges that Securities may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date.  The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Securities to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)
the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company.  If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

(d)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)
the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (the "Company Information");

(f)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(g)	by execution of this Subscription Agreement the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(h)
all information which the Subscriber has provided to the Company in the Questionnaire is correct and complete as of the date the Questionnaire is signed, and if there should be any change in such information prior to the Subscription being accepted by the Company, the Subscriber will immediately provide the Company with such information;

(i)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Questionnaire;

(j)
it will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)
the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(l)
it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(m)
none of the Securities are listed on any stock exchange and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

(n)
it is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(o)
the Subscriber is acquiring the Securities pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

(p)
the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

(q)	no documents in connection with the sale of the Securities hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

(r)	there is no government or other insurance covering any of the Securities; and

(s)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set forth on page 2 underneath the Subscriber’s name and signature;

(b)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(c)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(d)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(e)
all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(f)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h)
it understands and agrees that none of the Securities have been registered under the 1933 Act or any state securities laws, and, unless so registered, none may be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein) except pursuant to an exemption from, or in a transaction not subject to, the Registration Requirements of the 1933 Act and in each case only in accordance with state securities laws;

(i)
it is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(j)	it is able to fend for itself in the Subscription and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)
if it is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(l)
it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 6 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(m)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)
is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

(iv)	represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(n)
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(o)
the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board.

6.2 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.	Acknowledgement and Waiver

7.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

8.	Representations and Warranties will be Relied Upon by the Company

8.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

9.	Resale Restrictions

9.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee as set forth in paragraph 6 of this Subscription Agreement.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.	Legending and Registration of Subject Securities

10.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

If the Subscriber is a US person:

“NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

If the Subscriber is a non-US person:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11. Notices to Residents of the European Economic Area

11.1 In relation to each member state of the European Economic Area (the “EEA”) which has implemented Directive 2003/71/EC (the “Prospectus Directive”) (each, a “Relevant Member State”), Securities may only be offered or sold in the Relevant Member State under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

(b)
to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000; and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided that no such offer of Securities shall result in a requirement for the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive.

12.	Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

13.	Governing Law

13.1 This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

14.	Survival

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15.	Assignment

15.1 This Subscription Agreement is not transferable or assignable.

16.	Execution

16.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17.	Severability

17.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18.	Entire Agreement

18.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.	Notices

19.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

20.	Counterparts

20.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

APPENDIX 1

PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Securities of HCi VioCare (the “Company”).  The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.  The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act.  This Questionnaire is not an offer of Securities or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential.  However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;

Category 3
A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 4
A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

Category 6	A director or executive officer of the Company;

Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information.  If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of _________________, _______.

If a Corporation, Partnership or Other Entity:	If an Individual:
Print of Type Name of Entity Signature of Authorized Signatory Type of Entity and Tax I.D. No.	Signature Print or Type Name Social Security/Tax I.D. No.

CERTIFICATE OF NON-U.S. SHAREHOLDER

Capitalized terms used but not otherwise defined in this Certificate of Non-U.S. Shareholder (this “Certificate”) shall have the meanings given to such terms in the Subscription Agreement to which this certification forms a part (the “Subscription Agreement”) between HCi VioCare (the “Company”)  and the undersigned.  In connection with the issuance of the Securities  to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

1.           the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.           none of the Securities have been or will be registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any Applicable Securities Laws;

3.           offers and sales of any of the  Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.           the undersigned will not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with Applicable Securities Laws;

5.           the undersigned is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

6.           the undersigned has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of the Securities pursuant to registration thereof under the Securities Act and any Applicable Securities Laws or under an exemption from such registration requirements;

7.           the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any Applicable Securities Laws;

8.           the Company has not undertaken, and will have no obligation, to register any of the Securities under the Securities Act;

9.           the Company is entitled to rely on the acknowledgements, agreements, representations and warranties of the undersigned contained in the Subscription Agreement and this Certificate, and the undersigned will hold harmless the Company from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

10.           the undersigned has been advised to consult his, her or its own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

11.           the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Securities under the Subscription Agreement, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

12.           the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Securities under the Subscription Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

13.           the undersigned:

(a)
is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(b)
the undersigned is acquiring the Securities pursuant to exemptions from prospectus or equivalent requirements under Applicable Securities Laws or, if such is not applicable, the undersigned is permitted to acquire the Securities under the Applicable Securities Laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)
the Applicable Securities Laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(d)	the acquisition of the Securities by the undersigned does not trigger:

(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

the undersigned will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(b), 13(c) and 13(d) above to the satisfaction of the Company, acting reasonably;

14.           the undersigned (i) is able to fend for itself in connection with the acquisition of the Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

15.           the undersigned is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

16.           no Person has made to the undersigned any written or oral representations:

(a)	that any Person will resell or repurchase any of the Securities;

(b)	that any Person will refund the purchase price of any of the Securities;

(c)	as to the future price or value of any of the Securities; or

(d)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Company Common Shares on the OTC Bulletin Board;

17.           the undersigned is outside the United States when receiving and executing the Share Exchange Agreement and is acquiring the Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Securities;

18.           neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

19.           the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

20.           the undersigned understands and agrees that the Securities issued to the undersigned will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

21
the Company shall refuse to register any transfer of Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, pursuant to an available exemption from registration under the Securities Act or pursuant to an available exemption from the registration and prospectus requirements of the Applicable Securities Laws.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date:                          , 2017

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